UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02240

Stratton Real Estate Fund, Inc.

(formerly, Stratton Monthly Dividend REIT Shares, Inc.)

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

Stratton Real Estate Fund, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

STRATTON

MUTUAL FUNDS

Stability • Strategy • Success

Annual Report

December 31

2009

DEAR FELLOW SHAREHOLDER:

The economy continues to recover from the low point of a year ago. We expect that industrial production in the coming twelve months should grow between 4% and 5%. U.S. competitiveness has increased in the export area as a result of the declining value of the U.S. dollar. Companies in general, have re-liquefied their balance sheets and built substantial reserves of cash. They are beginning to spend that cash on additional capital improvements, especially those with a productivity focus. To develop top line revenue growth, companies are looking toward acquisitions that will bring in additional sales.

The Federal Reserve had its monetary policy as positive as possible during all of 2009. This resulted in the monetary base surging roughly 145% over the past fifteen months. Yields on short-term money funds, CDs, and U.S. Treasury Bills are virtually nil. This has encouraged investors to seek riskier alternatives to provide a higher return. This could be accomplished by going out to longer maturities in the yield curve or investing in higher risk assets such as common stocks.

Corporations have done a very good job of maintaining their profitability and their profit margins through the disruptions of 2008 and 2009. Fear played a large part in management decisions to cut back staff and build cash. This fear was primarily the loss of their ability to borrow from a banking system that was in crisis. All of the actions that were taken to build corporate liquidity such as lowering inventory levels and closing marginal facilities had the desired effect; companies in general have exited this recession with much better liquidity and higher profit margins.

Most of the companies we follow exceeded the analyst earnings estimates for their third quarter reports. This is partly caused by undue conservatism on the part of managements and analysts as to the stimulus effect and the recovery in the economy. This conservatism persists today although it is slowly being replaced by a realism that revenues are starting to grow in many sectors in the economy. We believe that 2010 profits will be surprisingly strong as incremental revenues will carry much higher profit margins as fixed costs remain controlled tightly. U.S. companies with a strong international presence are doing especially well as the recovery has been greater in the emerging markets, especially those in Asia. The global economy is recovering at a much sharper rate than is the U.S. domestic economy.

Probably the most bullish factor that we see in today’s environment is the bearishness of most investors. The range of investors’ attitudes runs from extreme bearishness to cautious optimism with one hand on the trigger to sell stocks as soon as they perceive a short-term change in the market place. The era of long-term investing seems to have disappeared. The attitudes of investors today are vastly different than they were in 1999. That is because for the past ten years investors have not made money in stocks as measured by the S&P 500 Index. The time to have been bearish was in 1999. The time to be bullish is when no one else is. We recommend that investors take a long-term point of view; you will discover you have very little competition.

Sincerely yours,

James W. Stratton
Chairman

January 26, 2010

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, March 2010. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund — Jim Stratton

The performance of the Fund for the year 2009 in the chart below shows a sharp recovery from the very disappointing results of 2008. We also call your attention to the longer term returns that the Fund has achieved that are indicated in the table and chart. We believe that is a good argument for continuing to own equities in today’s environment.

During the quarter, we had relatively light portfolio turnover. We eliminated two independent electric power producers and reduced our utility industry weighting to 5.1%. The industrial slowdown in the U.S. has reduced demand for industrial uses of electricity. We believe the proceeds can be better invested in other sectors of the economy.

Our four largest sectors are Basic Materials, Technology, Energy and Health Care, all with strong international components to their earnings. In many cases, the companies in these sectors derive more than 50% of their earnings from non-U.S. sources. We continue to think that emerging markets will grow at a sharply higher rate than will the U.S. One way to benefit from that trend is to own U.S. companies that are well established internationally.

The two new companies that we added to the portfolio are Family Dollar Stores, Inc. and Hudson City Bancorp, Inc., both mid-cap companies with strong entrepreneurial spirits that have shown their ability to continue to grow earnings through the difficult period of the last two years.

Portfolio holdings are as of 12/31/09. They are subject to change at any time. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS December 31, 2009

Stratton Multi-Cap Fund

	December 31, 2009	September 30, 2009
Total Net Assets	$73,019,702	$72,976,185
Net Asset Value Per Share	$33.13	$32.08
Shares Outstanding	2,204,322	2,274,895

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)	Eliminated Holdings

Family Dollar Stores, Inc. (2.3%)	Mirant Corp.
Hudson City Bancorp, Inc. (0.9%)	NRG Energy, Inc.

Sector Categories (% of Total Net Assets)

Basic Materials	19.4%	Utilities	5.1%	Banking/Financial	2.9%
Technology	17.0%	Insurance/Services	4.8%	Aerospace/Defense	2.0%
Energy	16.2%	Retailing	4.0%	Business Services	1.4%
Health Care	10.1%	Consumer Services	3.1%
Capital Goods	7.3%	Consumer Staples	3.1%

Ten Largest Holdings*

	Market Value	% of TNA
Freeport-McMoRan Copper & Gold, Inc.	$3,211,600	4.4%
Owens-Illinois, Inc.	2,958,300	4.1
Harris Corp.	2,853,000	3.9
International Business Machines Corp.	2,618,000	3.6
Hewlett-Packard Co.	2,575,500	3.5
Oracle Corp.	2,454,000	3.4
Thermo Fisher Scientific, Inc.	2,384,500	3.3
XTO Energy, Inc.	2,326,500	3.2
H&R Block, Inc.	2,262,000	3.1
Kimberly-Clark Corp.	2,229,850	3.1
	$25,873,250	35.6%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Real Estate Fund (formerly Stratton Monthly Dividend REIT Shares)* — Jim Beers

Stratton Real Estate Fund ended 2009 with a marked improvement over how the Fund started the year. For the full year ended December 31, 2009 the Fund had a total return of +33.90%, outperforming both the +28.61% return of the MSCI REIT U.S. REIT Index (RMS) and the +27.99% return of the FTSE NAREIT Equity Index. A great deal of the recovery in performance occurred in the second and third quarters, but the fourth quarter was also positive, returning +8.32%.

The REIT industry went through significant strains and challenges during 2009. Early in the year, we saw several companies announce plans to suspend dividend payments and even to award dividends in the form of additional stock instead of cash. As the market recovered and stock prices rose, many public REITs, which had been desperately seeking liquidity, issued more stock and began to strengthen their financial positions. Now, many of those same companies that were taking extreme actions to conserve cash have an ample supply to be utilized for acquisition opportunities. Many private real estate consortiums that had pursued development using extreme leverage are now facing difficulty and even foreclosure. We believe that many of the strong REITs will have the ability to grow their portfolios and position themselves well for the future.

In 2009, the Fund also faced the challenge of uncertain cash flow from the REITs. We made the decision to maintain our commitment to the real estate sector and move away from a current income strategy. The Fund will remain focused on real estate and real estate-related industries. The types of REITs we own will not change dramatically, but since we will not be struggling to maintain our own steady pay-out, we will have the opportunity to own some strong companies in the early part of the recovery. These stocks may not have the high dividend yields that we were accustomed to in the past. But as the market recovers and REIT earnings begin to grow again, we believe their dividends will grow and benefit the patient investor.

*	Stratton Monthly Dividend REIT Shares changed its name to Stratton Real Estate Fund and changed its investment objective effective September 30, 2009.

Portfolio holdings are as of 12/31/09. They are subject to change at any time. Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Real Estate Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS December 31, 2009

Stratton Real Estate Fund

	December 31, 2009	September 30, 2009
Total Net Assets	$74,306,632	$70,329,651
Net Asset Value Per Share	$21.87	$20.19
Shares Outstanding	3,398,087	3,483,481

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)	Eliminated Holdings

American Campus Communities, Inc. (2.1%)	First Industrial Realty Trust, Inc.
Boston Properties, Inc. (0.9%)	Pennsylvania Real Estate Investment Trust
Digital Realty Trust, Inc. (2.0%)

Sector Categories (% of Total Net Assets)

Health Care	24.2%	Shopping Centers	6.3%
Apartments	20.2%	Lodging	5.6%
Office	18.0%	Diversified	4.1%
Industrial	6.7%	Net Lease	3.6%
Regional Malls	6.6%

Ten Largest Holdings*

	Market Value	% of TNA
Highwoods Properties, Inc.	$3,001,500	4.0%
Hospitality Properties Trust	2,963,750	4.0
National Health Investors, Inc.	2,959,200	4.0
UDR, Inc.	2,959,200	4.0
Nationwide Health Properties, Inc.	2,814,400	3.8
The Macerich Co.	2,767,899	3.7
EastGroup Properties, Inc.	2,679,600	3.6
Mid-America Apartment Communities, Inc.	2,655,400	3.6
National Retail Properties, Inc.	2,652,500	3.6
Mack-Cali Realty Corp.	2,592,750	3.5
	$28,046,199	37.8%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund — Jerry Van Horn

For the fourth quarter of 2009, the Stratton Small-Cap Value Fund posted a total return of +3.25% compared to the Russell 2000® Value Index return of +3.63%. For the full year of 2009, the Fund posted a return of +17.87% compared to the Russell 2000® Value Index return of +20.58%.

The dominant characteristic of the liquidity-fueled rally which began on March 9th was the leadership of lower-quality factors such as high beta, low price, high leverage, and low market cap. These leadership characteristics began to wane in the fourth quarter as investor risk appetites declined from levels seen throughout the summer rally. As this leadership shift unfolded, the Fund’s relative performance improved through the second half of the fourth quarter. While the rally itself lost steam in early October and suffered a short setback, the small-cap market ended with a strong December. From the market low on March 9th through year-end, the Russell 2000® Index gained over +80%.

Although performance leadership was not as widespread as during the third quarter, the majority of economic sectors within the portfolio posted positive performance during the fourth quarter. Notable performance came from holdings within the Technology, Utility, Energy, and Financial sectors. Performance within the Technology sector was particularly strong as holdings such as Blue Coat Systems, Inc., Parametric Technology Corp. and Solera Holdings, Inc. posted strong quarters. Performance within the group was also bolstered by the announced acquisition of Fund holding Avocent Corp. by Emerson Electric Co. Holdings within the Energy sector also posted strong returns during the fourth quarter fueled mainly by rising commodity prices and the continued pro-cyclical nature of market leadership.

Portfolio holdings are as of 12/31/09. They are subject to change at any time. Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS December 31, 2009

Stratton Small-Cap Value Fund

	December 31, 2009	September 30, 2009
Total Net Assets	$855,576,365	$849,261,125
Net Asset Value Per Share	$40.37	$39.10
Shares Outstanding	21,191,874	21,719,162

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)	Eliminated Holdings

None	American Oriental Bioengineering, Inc.	LifePoint Hospitals, Inc.
	Avocent Corp.	Otter Tail Corp.
	Fresh Del Monte Produce, Inc.	The Pantry, Inc.
	Healthspring, Inc.	Sunstone Hotel Investors, Inc.
Torchmark Corp.

Sector Categories (% of Total Net Assets)

Technology	17.9%	Retailing	6.3%	Aerospace/Defense	1.2%
Banking/Financial	15.2%	Utilities	6.2%	Consumer Services	1.0%
Health Care	9.1%	Consumer Staples	4.0%	Insurance/Services	1.0%
Energy	8.9%	Basic Materials	2.7%	Transportation	0.1%
Industrial	8.7%	Consumer Durables	1.8%
REITs	7.9%	Business Services	1.5%

Ten Largest Holdings*

	Market Value	% of TNA
Affiliated Managers Group, Inc.	$17,325,787	2.0%
Nationwide Health Properties, Inc.	16,886,400	2.0
Parametric Technology Corp.	16,094,900	1.9
Syniverse Holdings, Inc.	15,469,800	1.8
Jarden Corp.	15,455,000	1.8
Carrizo Oil & Gas, Inc.	15,099,300	1.8
CommScope, Inc.	14,591,500	1.7
Blue Coat Systems, Inc.	13,956,060	1.6
Avista Corp.	13,925,550	1.6
Solera Holdings, Inc.	13,863,850	1.6
	$152,668,147	17.8%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Multi-Cap Fund

Stratton Multi-Cap Fund seeks, as its primary objective, long-term growth of capital with current income from interest and dividends as a secondary objective. Studies of historical data show that investing in value-oriented common stocks with lower price-to-earnings ratios and lower price-to-cash flow ratios can produce above-average returns while lowering risk and preserving capital.

Stratton Management Co. employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and focuses on each company’s valuation relative to its peers. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 35 and 45 holdings that meet the above criteria. The final selection of stocks for the portfolio of the Multi-Cap Fund is made by James W. Stratton, who has served as portfolio manager for over 37 years.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MULTI-CAP FUND, THE S&P 500 INDEX*

AND THE RUSSELL 3000® VALUE INDEX**

TEN YEAR PERFORMANCE (12/31/99 - 12/31/09)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

*	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
**

The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of December 31, 2009) of the investable U.S. equity market.

***	The Fund’s annual operating expense, as stated in the current prospectus.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Real Estate Fund

Stratton Real Estate Fund seeks total return through investment in real estate securities. In pursuing total return, the Fund will emphasize both capital appreciation and current income. Under normal conditions, the Fund invests at least 80% of its assets (measured at the time of purchase) in common stocks and other equity securities of real estate and real estate related companies, or in companies which own significant real estate assets at the time of purchase (“real estate companies”) and may include Real Estate Investment Trusts (“REITs”).

Stratton Management Co. employs an investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on current valuation, dividend yield, and earnings growth. Fundamental valuation is the largest component of the quantitative aspect of the investment process and takes into consideration both a company’s valuation relative to its peers within each subsector of the REIT industry and its valuation relative to its private market value.

Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. Management applies the same process to other real estate related companies as well. These companies may include real estate operating companies; homebuilders; companies engaged in the construction, distribution, sale and financing of manufactured housing; hotel and hotel management companies, etc. The portfolio contains an average of 40 companies. The final selection of stocks for the portfolio of the Real Estate Fund is made by James A. Beers, President.

The chart below depicts a hypothetical $10,000 investment in the Fund and two security indexes. The U.S. Securities and Exchange Commission requires that this chart include a “broad-based” index like the S&P 500 Index. However, the characteristics of the securities held in the Fund’s portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index since the Index only includes a few REITs. Therefore, in order to provide a more direct comparison, the FTSE NAREIT Equity Index is also included. The goal is to provide a clear picture of the Fund’s performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON REAL ESTATE FUND,

THE S&P 500 INDEX* AND THE FTSE NAREIT EQUITY INDEX**

TEN YEAR PERFORMANCE (12/31/99 - 12/31/09)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

*	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
**	The FTSE NAREIT Equity Index is an unmanaged market-capitalization-weighted index of all tax-qualified equity REITs listed on the NYSE, AMEX and NASDAQ that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. As of December 31, 2009, the FTSE NAREIT Equity Index was comprised of 115 REITs.
***	The Fund’s annual operating expense, as stated in the current prospectus.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Small-Cap Value Fund

The investment objective of Stratton Small-Cap Value Fund is long-term capital appreciation. Under normal conditions, the Fund will invest at least 80% of its assets (measured at the time of purchase) in common stock and securities convertible into common stock of small-capitalization companies. Small-cap companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000® Index. The Fund invests in those small-cap stocks which the management of the Fund believes are under-priced based on traditional measures of valuation such as price-to-cash flow and price-to-earnings ratios.

Stratton Management Co. employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and focuses on each company’s valuation relative to its peers. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 55 and 75 holdings that meet the above criteria. The final selection of stocks for the portfolio of the Small-Cap Value Fund is made by Gerald M. Van Horn, CFA, President.

Portfolio holdings typically become candidates for sale due to excessive valuation relative to their peers or deterioration in earnings growth. The Fund will typically experience below-average turnover due to the longer-term nature of its investment process.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON SMALL-CAP VALUE FUND,

THE RUSSELL 2000® INDEX* AND THE RUSSELL 2000® VALUE INDEX**

TEN YEAR PERFORMANCE (12/31/99 - 12/31/09)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

*

The Russell 2000® Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 8% of the Russell 3000® Index total market capitalization. The Russell 3000® Index represents approximately 98% (as of December 31, 2009) of the investable U.S. equity market.

**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.
***	The Fund’s annual operating expense, as stated in the current prospectus.

SCHEDULE OF INVESTMENTS December 31, 2009

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 96.4%
Aerospace/Defense – 2.0%
Triumph Group, Inc.	30,000	$1,447,500

Banking/Financial – 2.9%
Hudson City Bancorp, Inc.	50,000	686,500
JPMorgan Chase & Co.	35,000	1,458,450

		2,144,950

Basic Materials – 19.4%
Agrium, Inc.	20,000	1,230,000
Freeport-McMoRan Copper & Gold, Inc.	40,000	3,211,600
GrafTech International, Ltd.†	100,000	1,555,000
The Mosaic Co.	25,000	1,493,250
Owens-Illinois, Inc.†	90,000	2,958,300
Potash Corp. of Saskatchewan, Inc.	15,000	1,627,500
Quaker Chemical Corp.	30,000	619,200
Schnitzer Steel Industries, Inc. Class A	30,000	1,431,000

		14,125,850

Business Services – 1.4%
Waste Management, Inc.	30,000	1,014,300

Capital Goods – 7.3%
General Cable Corp.†	70,000	2,059,400
General Electric Co.	75,000	1,134,750
Tyco International, Ltd.	60,000	2,140,800

		5,334,950

Consumer Services – 3.1%
H&R Block, Inc.	100,000	2,262,000

Consumer Staples – 3.1%
Kimberly-Clark Corp.	35,000	2,229,850

Energy – 16.2%
Anadarko Petroleum Corp.	30,000	1,872,600
Halliburton Co.	40,000	1,203,600
National-Oilwell Varco, Inc.	30,000	1,322,700
Occidental Petroleum Corp.	20,000	1,627,000
Penn Virginia Corp.	50,000	1,064,500
Petroleo Brasileiro S.A.-ADR	25,000	1,192,000
Transocean, Ltd.†	15,000	1,242,000
XTO Energy, Inc.	50,000	2,326,500

		11,850,900

Health Care – 10.1%
Abbott Laboratories	35,000	1,889,650
Amedisys, Inc.†	40,000	1,942,400
Becton, Dickinson & Co.	15,000	1,182,900
Thermo Fisher Scientific, Inc.†	50,000	2,384,500

		7,399,450

Insurance/Services – 4.8%
Aflac, Inc.	25,000	1,156,250
MetLife, Inc.	30,000	1,060,500
Torchmark Corp.	30,000	1,318,500

		3,535,250

Retailing – 4.0%
Family Dollar Stores, Inc.	60,000	1,669,800
McDonald’s Corp.	20,000	1,248,800

		2,918,600

Technology – 17.0%
Corning, Inc.	100,000	1,931,000
Harris Corp.	60,000	2,853,000
Hewlett-Packard Co.	50,000	2,575,500
International Business Machines Corp.	20,000	2,618,000
Oracle Corp.	100,000	2,454,000

		12,431,500

Utilities – 5.1%
Dynegy, Inc. Class A†	1,000,000	1,810,000
Energen Corp.	40,000	1,872,000

		3,682,000

Total Common Stocks (Cost $73,595,104)		70,377,100

	Principal Amount
SHORT-TERM INVESTMENTS – 4.4%
PNC Bank Money Market Account 0.05%, due 01/04/10	$3,217,562	3,217,562

Total Short-Term Investments (Cost $3,217,562)		3,217,562

Total Investments — 100.8% (Cost $76,812,666*)		73,594,662
Liabilities in Excess of Other Assets — (0.8%)		(574,960)

NET ASSETS — 100.0%		$73,019,702

ADR - American Depository Receipt

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $76,812,666 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$7,642,178
Gross unrealized depreciation	(10,860,182)

Net unrealized depreciation	$(3,218,004)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2009

Stratton Real Estate Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.3%
Apartments – 20.2%
American Campus Communities, Inc.	55,000	$1,545,500
Apartment Investment & Management Co. Class A	60,000	955,200
AvalonBay Communities, Inc.	20,000	1,642,200
Camden Property Trust	40,000	1,694,800
Equity Residential	50,000	1,689,000
Home Properties, Inc.	40,000	1,908,400
Mid-America Apartment Communities, Inc.	55,000	2,655,400
UDR, Inc.	180,000	2,959,200

		15,049,700

Diversified – 4.1%
Digital Realty Trust, Inc.	30,000	1,508,400
Lexington Realty Trust	258,255	1,570,190

		3,078,590

Health Care – 24.2%
HCP, Inc.	70,000	2,137,800
Health Care REIT, Inc.	50,000	2,216,000
Healthcare Realty Trust, Inc.	110,000	2,360,600
Medical Properties Trust, Inc.	100,000	1,000,000
National Health Investors, Inc.	80,000	2,959,200
Nationwide Health Properties, Inc.	80,000	2,814,400
Universal Health Realty Income Trust	80,000	2,562,400
Ventas, Inc.	45,000	1,968,300

		18,018,700

Industrial – 6.7%
AMB Property Corp.	50,000	1,277,500
DCT Industrial Trust, Inc.	200,000	1,004,000
EastGroup Properties, Inc.	70,000	2,679,600

		4,961,100

Lodging – 5.6%
Hospitality Properties Trust	125,000	2,963,750
Sunstone Hotel Investors, Inc.†	131,414	1,166,956

		4,130,706

Net Lease – 3.6%
National Retail Properties, Inc.	125,000	2,652,500

Office – 18.0%
Boston Properties, Inc.	10,000	670,700
Brandywine Realty Trust	200,000	2,280,000
Highwoods Properties, Inc.	90,000	3,001,500
Liberty Property Trust	80,000	2,560,800
Mack-Cali Realty Corp.	75,000	2,592,750
SL Green Realty Corp.	45,000	2,260,800

		13,366,550

Regional Malls – 6.6%
Glimcher Realty Trust	185,000	499,500
The Macerich Co.	76,993	2,767,899
Simon Property Group, Inc.	20,857	1,664,414

		4,931,813

Shopping Centers – 6.3%
Developers Diversified Realty Corp.	66,264	613,604
Equity One, Inc.	50,000	808,500
Federal Realty Investment Trust	30,000	2,031,600
Urstadt Biddle Properties, Inc. Class A	80,000	1,221,600

		4,675,304

Total Common Stocks (Cost $73,238,019)		70,864,963

	Principal Amount
SHORT-TERM INVESTMENTS – 4.4%
PNC Bank Money Market Account 0.05%, due 01/04/10	$3,249,313	3,249,313

Total Short-Term Investments (Cost $3,249,313)		3,249,313

Total Investments — 99.7% (Cost $76,487,332*)		74,114,276
Other Assets Less Liabilities — 0.3%		192,356

NET ASSETS — 100.0%		$74,306,632

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $76,714,854 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$13,618,834
Gross unrealized depreciation	(16,219,412)

Net unrealized depreciation	$(2,600,578)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2009

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 93.5%
Aerospace/Defense – 1.2%
Moog, Inc. Class A†	361,925	$10,579,068

Banking/Financial – 15.2%
Affiliated Managers Group, Inc.†	257,250	17,325,787
Astoria Financial Corp.	722,000	8,974,460
BancorpSouth, Inc.	421,000	9,876,660
Community Bank System, Inc.	330,000	6,372,300
First Midwest Bancorp, Inc.	764,200	8,322,138
First Niagara Financial Group, Inc.	577,000	8,026,070
Glacier Bancorp, Inc.	380,000	5,213,600
IBERIABANK Corp.	122,000	6,564,820
Interactive Brokers Group, Inc. Class A†	459,000	8,133,480
MB Financial, Inc.	482,200	9,508,984
National Penn Bancshares, Inc.	784,400	4,541,676
Signature Bank†	235,000	7,496,500
Sterling Bancshares, Inc.	1,440,000	7,387,200
SVB Financial Group†	239,000	9,963,910
United Bankshares, Inc.	351,000	7,009,470
Webster Financial Corp.	418,600	4,968,782

		129,685,837

Basic Materials – 2.7%
Compass Minerals International, Inc.	165,000	11,086,350
Silgan Holdings, Inc.	209,000	12,096,920

		23,183,270

Business Services – 1.5%
Arbitron, Inc.	545,500	12,775,610

Consumer Durables – 1.8%
Jarden Corp.†	500,000	15,455,000

Consumer Services – 1.0%
Corinthian Colleges, Inc.†	620,000	8,537,400

Consumer Staples – 4.0%
Casey’s General Stores, Inc.	362,700	11,577,384
Ralcorp Holdings, Inc.†	205,000	12,240,550
Ruddick Corp.	401,500	10,330,595

		34,148,529

Energy – 8.9%
Alpha Natural Resources, Inc.†	135,500	5,877,990
Cabot Oil & Gas Corp.	293,400	12,789,306
Carrizo Oil & Gas, Inc.†	570,000	15,099,300
Penn Virginia Corp.	479,400	10,206,426
Petrohawk Energy Corp.†	444,110	10,654,199
PetroQuest Energy, Inc.†	1,904,190	11,672,685
Superior Energy Services, Inc.†	405,000	9,837,450

		76,137,356

Health Care – 9.1%
Amedisys, Inc.†	284,667	13,823,413
CONMED Corp.†	341,000	7,774,800
Henry Schein, Inc.†	198,500	10,441,100
Kinetic Concepts, Inc.†	350,000	13,177,500
PAREXEL International Corp.†	785,000	11,068,500
Psychiatric Solutions, Inc.†	449,700	9,506,658
West Pharmaceutical Services, Inc.	316,100	12,391,120

		78,183,091

Industrial – 8.7%
Cascade Corp.	176,500	4,851,985
Chicago Bridge & Iron Co. NV†	618,500	12,506,070
Crane Co.	414,400	12,688,928
EnerSys†	509,000	11,131,830
MasTec, Inc.†	920,000	11,500,000
The Shaw Group, Inc.†	397,400	11,425,250
Terex Corp.†	544,000	10,776,640

		74,880,703

Insurance/Services – 1.0%
Selective Insurance Group, Inc.	505,200	8,310,540

REITs – 7.9%
AMB Property Corp.	300,000	7,665,000
FelCor Lodging Trust, Inc.†	215,000	774,000
Highwoods Properties, Inc.	265,000	8,837,750
Home Properties, Inc.	179,000	8,540,090
Medical Properties Trust, Inc.	1,325,000	13,250,000
Nationwide Health Properties, Inc.	480,000	16,886,400
SL Green Realty Corp.	240,000	12,057,600

		68,010,840

Retailing – 6.3%
Aaron’s, Inc.	449,500	12,464,635
GameStop Corp. Class A†	381,742	8,375,419
The Gymboree Corp.†	259,200	11,272,608
Jos. A. Bank Clothiers, Inc.†	274,600	11,585,374
PetMed Express, Inc.	575,000	10,137,250

		53,835,286

Technology – 17.9%
Anixter International, Inc.†	236,700	11,148,570
Belden, Inc.	464,600	10,184,032
Blue Coat Systems, Inc.†	489,000	13,956,060
CACI International, Inc. Class A†	200,000	9,770,000
CommScope, Inc.†	550,000	14,591,500
Netflix, Inc.†	235,000	12,957,900
ON Semiconductor Corp.†	1,545,800	13,618,498
Parametric Technology Corp.†	985,000	16,094,900
Quest Software, Inc.†	624,000	11,481,600

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2009 (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
Technology – continued
RF Micro Devices, Inc.†	2,052,000	$9,788,040
Solera Holdings, Inc.	385,000	13,863,850
Syniverse Holdings, Inc.†	885,000	15,469,800

		152,924,750

Transportation – 0.1%
Euroseas, Ltd.	200,000	782,000

Utilities – 6.2%
Avista Corp.	645,000	13,925,550
El Paso Electric Co.†	639,000	12,958,920
Portland General Electric Co.	325,000	6,633,250
Southwest Gas Corp.	450,000	12,838,500
Unisource Energy Corp.	200,000	6,438,000

		52,794,220

Total Common Stocks (Cost $761,944,805)		800,223,500

	Principal Amount
SHORT-TERM INVESTMENTS – 6.4%
PNC Bank Money Market Account 0.05%, due 01/04/10	$54,885,022	54,885,022

Total Short-Term Investments (Cost $54,885,022)		54,885,022

Total Investments — 99.9% (Cost $816,829,827*)		855,108,522
Other Assets Less Liabilities — 0.1%		467,843

NET ASSETS — 100.0%		$855,576,365

REIT – Real Estate Investment Trust

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $816,829,827 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$115,394,806
Gross unrealized depreciation	(77,116,111)

Net unrealized appreciation	$38,278,695

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund

ASSETS:
Investments in securities at value (cost $76,812,666, $76,487,332 and $816,829,827, respectively) (Note 1)	$73,594,662	$74,114,276	$855,108,522
Dividends and interest receivable	79,930	271,847	999,817
Receivable for shares sold	1,843	71,591	1,910,216
Receivable for investment securities sold	—	—	1,135,057
Other receivables	—	—	44
Prepaid expenses	14,284	18,273	31,711

Total Assets	73,690,719	74,475,987	859,185,367

LIABILITIES:
Payable for shares redeemed	596,069	102,499	3,147,210
Accrued audit fee	28,350	34,125	33,075
Payable to affiliate	32,459	28,016	341,599
Accrued expenses and other liabilities	14,139	4,715	87,118

Total Liabilities	671,017	169,355	3,609,002

NET ASSETS:
Applicable to 2,204,322, 3,398,087 and 21,191,874 shares outstanding, respectively[1]	$73,019,702	$74,306,632	$855,576,365

Net asset value, offering and redemption price per share[2]	$33.13	$21.87	$40.37

SOURCE OF NET ASSETS:
Paid-in capital	$90,384,768	$81,735,465	$851,396,121
Accumulated net realized loss on investments	(14,147,062)	(5,055,777)	(34,098,451)
Net unrealized appreciation (depreciation) on investments	(3,218,004)	(2,373,056)	38,278,695

Net Assets	$73,019,702	$74,306,632	$855,576,365

[1]	Multi-Cap Fund: $0.10 par value, 10,000,000 shares authorized; Real Estate Fund: $1.00 par value, 10,000,000 shares authorized; Small-Cap Value Fund: $0.001 par value, 200,000,000 shares authorized.
[2]	Redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2009

	Multi-Cap Fund	Real Estate Fund	Small-CapValue Fund

INCOME:
Dividends	$1,201,962	$2,905,953	$8,330,938
Interest	1,678	1,747	35,427
Other income	—	—	417

Total Income	1,203,640	2,907,700	8,366,782

EXPENSES:
Advisory fees (Note 2)	524,008	382,823	6,503,919
Accounting/Administration services fees	100,443	98,649	555,835
Audit fees	28,350	34,125	33,075
Custodian fees	13,073	12,446	92,712
Directors’ fees	8,603	7,645	89,752
Legal fees	1,763	1,568	18,799
Miscellaneous fees	9,638	7,344	56,854
Printing and postage fees	27,780	17,844	415,575
Registration fees	32,720	30,880	49,589
Taxes other than income taxes	5,550	4,875	54,450
Transfer agent fees	76,752	96,449	1,373,778

Total Expenses	828,680	694,648	9,244,338

Net Investment Income (Loss)	374,960	2,213,052	(877,556)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(10,086,363)	(4,779,776)	(21,709,596)
Net increase in unrealized appreciation/depreciation on investments	24,912,147	21,071,749	158,920,936

Net Realized and Unrealized Gain on Investments	14,825,784	16,291,973	137,211,340

Net Increase in Net Assets Resulting From Operations	$15,200,744	$18,505,025	$136,333,784

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Cap Fund		Real Estate Fund
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08

OPERATIONS:
Net investment income	$374,960	$453,783	$2,213,052	$3,314,929
Net realized gain (loss) on investments	(10,086,363)	(1,179,204)	(4,779,776)	2,259,555
Net increase (decrease) in unrealized appreciation/depreciation on investments	24,912,147	(75,108,306)	21,071,749	(34,973,362)

Net Increase (Decrease) in Net Assets Resulting From Operations	15,200,744	(75,833,727)	18,505,025	(29,398,878)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.17, $0.19, $0.59 and $0.97 per share, respectively)	(374,960)	(636,946)	(2,213,052)	(3,425,716)
From realized gains on investments ($0.00, $1.07, $0.00 and $2.79 per share, respectively)	—	(3,740,796)	—	(9,816,974)
Distributions in excess of net realized investment income ($0.03, $0.00, $0.00 and $0.00 per share, respectively)	(62,516)	—	—	—
Distributions in excess of net realized gain on investments ($0.00, $0.03, $0.00 and $0.00 per share, respectively)	—	(112,069)	—	—
Return of capital ($0.00, $0.00, $0.16 and $0.02 per share, respectively)	—	—	(617,981)	(64,282)

Total Distributions	(437,476)	(4,489,811)	(2,831,033)	(13,306,972)

CAPITAL SHARE TRANSACTIONS[1]	(16,513,403)	53,615,025	(9,449,932)	6,181,365

REDEMPTION FEES	5,294	303,683	22,230	10,844

Total Increase (Decrease) in Net Assets	(1,744,841)	(26,404,830)	6,246,290	(36,513,641)
NET ASSETS:
Beginning of year	74,764,543	101,169,373	68,060,342	104,573,983

End of Year	$73,019,702	$74,764,543	$74,306,632	$68,060,342

	Small-Cap Value Fund
	Year Ended 12/31/09	Year Ended 12/31/08
OPERATIONS:
Net investment loss	$(877,556)	$(860,908)
Net realized loss on investments	(21,709,596)	(4,368,791)
Net increase (decrease) in unrealized appreciation/depreciation on investments	158,920,936	(202,699,355)

Net Increase (Decrease) in Net Assets Resulting From Operations	136,333,784	(207,929,054)

CAPITAL SHARE TRANSACTIONS[1]	54,406,972	160,256,298

REDEMPTION FEES	241,864	134,318

Total Increase (Decrease) in Net Assets	190,982,620	(47,538,438)
NET ASSETS:
Beginning of year	664,593,745	712,132,183

End of year	$855,576,365	$664,593,745

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

[1]	A summary of capital share transactions follows:

	Multi-Cap Fund
	Year Ended 12/31/09		Year Ended 12/31/08
	Shares	Value	Shares	Value
Shares issued	175,459	$4,873,212	3,192,553	$132,888,605
Shares reinvested from net investment income and capital gains distributions	11,484	367,364	96,575	4,021,006

	186,943	5,240,576	3,289,128	136,909,611
Shares redeemed	(782,602)	(21,753,979)	(2,755,573)	(83,294,586)

Net Increase (Decrease)	(595,659)	$(16,513,403)	533,555	$53,615,025

	Real Estate Fund
	Year Ended 12/31/09		Year Ended 12/31/08
	Shares	Value	Shares	Value
Shares issued	379,248	$6,359,505	707,406	$14,978,005
Shares reinvested from net investment income and capital gains distributions	142,827	2,082,226	415,471	10,429,087

	522,075	8,441,731	1,122,877	25,407,092
Shares redeemed	(1,082,182)	(17,891,663)	(824,978)	(19,225,727)

Net Increase (Decrease)	(560,107)	$(9,449,932)	297,899	$6,181,365

	Small-Cap Value Fund
	Year Ended 12/31/09		Year Ended 12/31/08
	Shares	Value	Shares	Value
Shares issued	9,404,950	$314,082,584	9,824,341	$403,646,247
Shares redeemed	(7,616,896)	(259,675,612)	(5,855,728)	(243,389,949)

Net Increase	1,788,054	$54,406,972	3,968,613	$160,256,298

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Multi-Cap Fund, Inc., Stratton Real Estate Fund, Inc. (formerly Stratton Monthly Dividend REIT Shares, Inc.) and The Stratton Funds, Inc., which operates as a series, consisting of Stratton Small-Cap Value Fund. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of Multi-Cap Fund is to seek long-term growth of capital with current income from interest and dividends as a secondary objective.

The objective of Real Estate Fund is total return through investment in real estate securities. The Fund changed its investment objective effective September 30, 2009.

The objective of Small-Cap Value Fund is to seek long-term capital appreciation through investment in the securities of small-cap companies.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

B. Fair Value Measurements – Various inputs are used in determining the fair value of investments which are as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

The summary of inputs used to value each Fund’s net assets as of December 31, 2009 is as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund

Level 1 - Quoted prices *	$73,594,662	$74,114,276	$855,108,522
Level 2 - Significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total Market Value of Investments	$73,594,662	$74,114,276	$855,108,522

*	The breakdown of each Fund’s investments into major categories is disclosed in its Schedule of Investments.

Interim and annual reporting periods beginning after December 15, 2009 will require additional disclosure regarding transfers in and/or out of Level 1 and 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact on the Funds’ financial statements.

C. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

D. Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

E. Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

G. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

H. REITs – The Real Estate Fund has made certain investments in Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital or capital gains.

I. Redemption Fee – The Funds may impose a redemption fee of 1.50% on shares that are redeemed within 120 days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds are reflected in the Statements of Changes in Net Assets. Certain exceptions to the redemption fee may apply as more fully described in the Funds’ Prospectus.

Note 2. – During the year ended December 31, 2009, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: Multi-Cap Fund – $524,008; Real Estate Fund – $382,823; Small-Cap Value Fund – $6,503,919. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, Multi-Cap Fund, Real Estate Fund and Small-Cap Value Fund pay to the Advisor a monthly management fee at annual rates of 0.75%, 0.625% and 0.90% of each Fund’s respective average daily net assets.

The officers and Directors of the Funds who are also officers or employees of the Advisor or administrator receive no direct compensation from the Funds for services to them. Each disinterested Director receives $2,000 for each meeting attended and an annual retainer of $8,000.

PFPC Trust Company serves as the Funds’ custodian. The Advisor pays PFPC Distributors, Inc. an annual fee for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund. PNC Global Investment Servicing (U.S.) Inc. serves as the Funds’ administrator, fund accounting services provider and transfer agent.

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2009 were as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund

Cost of purchases	$20,316,030	$11,023,666	$258,212,035
Proceeds of sales	33,315,691	13,980,586	152,237,670

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2009 and 2008 was as follows:

	Multi-Cap Fund		Real Estate Fund		Small-Cap Value Fund
	2009	2008	2009	2008	2009	2008
Distributions paid from:
Ordinary income	$437,476	$636,946	$2,213,052	$3,425,716	$—	$—
Long-term capital gain	—	3,852,865	—	9,816,974	—	—

	437,476	4,489,811	2,213,052	13,242,690	—	—
Return of capital	—	—	617,981	64,282	—	—

	$437,476	$4,489,811	$2,831,033	$13,306,972	$—	$—

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund

Capital loss carryforward	$(12,278,017)	$(4,828,255)	$(19,350,660)
Deferred post-October losses	(1,869,045)	—	(14,747,791)
Unrealized appreciation (depreciation)	(3,218,004)	(2,600,578)	38,278,695

Total Accumulated Earnings	$(17,365,066)	$(7,428,833)	$4,180,244

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to timing differences of tax recognition of gains on certain securities, the deferral of losses on wash sales, and post-October losses.

As of December 31, 2009, Multi-Cap Fund had net capital loss carryforwards for federal income tax purposes of $12,278,017, which are available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2017. Real Estate Fund had net capital loss carryforwards for federal income tax purposes of $4,828,255, which are available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2017. Small-Cap Value Fund had net capital loss carryforwards for federal income tax purposes of $2,615,472 and $16,735,188, which are available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2016 and 2017 respectively.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Multi-Cap Fund and Small-Cap Value Fund had deferred post-October capital losses of $1,869,045 and $14,747,791, respectively, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2009, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund

Decrease paid-in capital	$(62,516)	$—	$(877,556)
Increase undistributed net investment income	62,516	—	877,556

Note 6. – Indemnification

Under the Funds’ organizational documents, their officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7. – Subsequent Events

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC.

The Stock Sale includes PNC Global Investment Servicing (U.S.) Inc., the Funds’ administrator, fund accounting services provider and transfer agent; PFPC Trust Company, the Funds’ custodian; and PFPC Distributors, Inc., the Funds’ statutory underwriter. The Stock Sale is expected to close in the third quarter of 2010.

Management has evaluated the impact of all subsequent events on the Funds through February 22, 2010, the date the financial statements were issued.

FINANCIAL HIGHLIGHTS

Stratton Multi-Cap Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$26.70	$44.64	$41.82	$44.35	$40.69

Income From Investment Operations
Net investment income	0.17	0.11	0.27	0.21	0.07
Redemption fees	— [1]	0.09	— [1]	0.07	0.02
Net gains (losses) on securities (both realized and unrealized)	6.46	(16.85)	7.47	0.06	5.71

Total From Investment Operations	6.63	(16.65)	7.74	0.34	5.80

Less Distributions
Dividends (from net investment income)	(0.17)	(0.19)	(0.19)	(0.21)	(0.07)
Distributions (from capital gains)	—	(1.07)	(4.73)	(2.66)	(2.07)
Distributions (in excess of net investment income)	(0.03)	—	—	—	—
Distributions (in excess of capital gains)	—	(0.03)	—	—	—

Total Distributions	(0.20)	(1.29)	(4.92)	(2.87)	(2.14)

Net Asset Value, End of Year	$33.13	$26.70	$44.64	$41.82	$44.35

Total Return	24.84%	(38.32)%	18.76%	0.77%	14.49%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$73,020	$74,765	$101,169	$99,532	$173,405
Ratio of expenses to average net assets	1.19%	1.07%	1.06%	1.06%	1.08%
Ratio of net investment income to average net assets	0.54%	0.35%	0.42%	0.40%	0.17%
Portfolio turnover rate	30.91%	70.49%	25.68%	31.04%	29.22%

[1]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Real Estate Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$17.19	$28.57	$38.86	$34.35	$36.86

Income From Investment Operations
Net investment income	0.59	0.97	0.95	0.89	0.94
Redemption fees	0.01	— [1]	— [1]	— [1]	0.01
Net gains (losses) on securities (both realized and unrealized)	4.83	(8.57)	(6.36)	8.47	0.52

Total From Investment Operations	5.43	(7.60)	(5.41)	9.36	1.47

Less Distributions
Dividends (from net investment income)	(0.59)	(0.97)	(0.95)	(0.89)	(0.94)
Distributions (from capital gains)	—	(2.79)	(3.93)	(3.96)	(3.04)
Return of capital	(0.16)	(0.02)	—	—	—

Total Distributions	(0.75)	(3.78)	(4.88)	(4.85)	(3.98)

Net Asset Value, End of Year	$21.87	$17.19	$28.57	$38.86	$34.35

Total Return	33.90%	(30.34)%	(15.35)%	28.32%	4.11%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$74,307	$68,060	$104,574	$165,451	$153,344
Ratio of expenses to average net assets	1.13%	1.00%	0.92%	0.91%	0.95%
Ratio of net investment income to average net assets	3.61%	3.64%	2.75%	2.36%	2.49%
Portfolio turnover rate	19.08%	17.54%	16.85%	20.20%	5.36%

[1]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$34.25	$46.14	$48.43	$43.28	$40.33

Income From Investment Operations
Net investment income (loss)	(0.04)	(0.05)	0.11	(0.02)	(0.07)
Redemption fees	0.01	0.01	0.01	0.01	0.02
Net gains (losses) on securities (both realized and unrealized)	6.15	(11.85)	(1.10)	5.97	4.43

Total From Investment Operations	6.12	(11.89)	(0.98)	5.96	4.38

Less Distributions
Dividends (from net investment income)	—	—	(0.10)	—	—
Distributions (from capital gains)	—	—	(1.21)	(0.81)	(1.43)

Total Distributions	—	—	(1.31)	(0.81)	(1.43)

Net Asset Value, End of Year	$40.37	$34.25	$46.14	$48.43	$43.28

Total Return	17.87%	(25.77)%	(2.20)%	13.82%	10.86%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$855,576	$664,594	$712,132	$736,934	$355,413
Ratio of expenses to average net assets	1.28%	1.22%	0.87%	1.21%	1.28%
Ratio of net investment income (loss) to average net assets	(0.12)%	(0.12)%	0.21%	(0.06)%	(0.25)%
Portfolio turnover rate	23.53%	26.14%	19.07%	29.41%	15.49%

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Multi-Cap Fund, Inc., Stratton Real Estate Fund, Inc.(formerly Stratton Monthly Dividend REIT Shares, Inc.) and Stratton Small-Cap Value Fund, a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express our opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Multi-Cap Fund, Inc., Stratton Real Estate Fund, Inc. and Stratton Small-Cap Value Fund, as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 22, 2010

ADDITIONAL INFORMATION

(unaudited)

Information pertaining to the Directors and officers of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-634-5726. Unless otherwise indicated, the address of each Director and officer for purposes of business relating to the Funds is c/o Stratton Management Co., 610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462.

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INDEPENDENT DIRECTORS*

John J. Lombard, Jr. (75) Director	Multi-Cap 1984 Real Estate 1988 Small-Cap Value 1993	Mr. Lombard is special counsel to the law firm of McCarter & English, LLP.	Three	None

Lois Rothenberger (59) Director	Since 2008	Ms. Rothenberger is Director of Finance of Meadowood Corporation, a non-profit retirement community.	Three	None

Frank Thomas (62) Director	Since 2003	Mr. Thomas is an attorney in private practice.	Three	None

H. Drake Williams, Jr. (70) Director	Since 2005	Mr. Williams is retired.	Three	None

Joel H. Wilson (61) Director	Since 2005	Mr. Wilson is Co-Owner & Principle of Kennedy Tool & Die, Inc.	Three	None

Harold L. Zuber, Jr. (60) Director	Since 2009	Mr. Zuber is a private investor.	Three	None

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS**

Bernard A. Francis, Jr.[2] (59) Director	Since 2008

Mr. Francis is Senior Vice President

and Group Executive of Wealth

Management of Susquehanna

Bancshares, Inc.; Chairman of the

Board and a Director of the

investment advisor, Stratton

Management Company; President

and Chief Executive Officer of

Valley Forge Asset Management

Corp.; Chief Investment Officer of

Susquehanna Trust and Investment

Co.; President of Brandywine

Benefits Company, LLC and

President and Chief Executive

Officer of Widmann, Siff & Co.,

Inc.

			Three	None

James W. Stratton[2,3] (73) Chairman, Chief Executive Officer and Director	Multi-Cap 1972 Real Estate 1980 Small-Cap Value 1993	Mr. Stratton is Chief Investment Officer of the investment advisor, Stratton Management Company.	Three	Meadowood Corp. (retirement community)

OFFICERS WHO ARE NOT DIRECTORS

John A. Affleck, CFA (63) President of Stratton Multi-Cap Fund, Inc. and Vice President of Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc.	Multi-Cap 2000 Real Estate 2000 Small-Cap Value 1993	Mr. Affleck is President and Director of the investment advisor, Stratton Management Company.	N/A	N/A

James A. Beers[2] (46) Chief Financial Officer of the Funds, President of Stratton Real Estate Fund, Inc. and Vice President of Stratton Multi-Cap Fund, Inc. and The Stratton Funds, Inc.	Multi-Cap 1997 Real Estate 2001 Small-Cap Value 1997	Mr. Beers is Chief Executive Officer and Director of the investment advisor, Stratton Management Company.	N/A	N/A

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

OFFICERS WHO ARE NOT DIRECTORS, continued

Gerald M. Van Horn, CFA[4] (36) President of The Stratton Funds, Inc.	Since 2003	Mr. Van Horn is Senior Vice President of the investment advisor, Stratton Management Company.	N/A	N/A

Joanne E. Kuzma (55) Chief Compliance Officer and Vice President of the Funds	Chief Compliance Officer Since 2004 Vice President of Compliance Since 1995	Ms. Kuzma is the Director of Trading and Chief Compliance Officer of the investment advisor, Stratton Management Company.	N/A	N/A

Patricia L. Sloan (56) Secretary and Treasurer of the Funds	Multi-Cap Sec. 1980 Treas. 1990 Real Estate Sec. 1990 Treas. 1984 Small-Cap Value 1993	Ms. Sloan is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

*	Directors who are not “interested persons” of the Funds as defined by the Investment Company Act of 1940, as amended.
**	Directors who are “interested persons” of the Funds as defined by the Investment Company Act of 1940, as amended.
[1]

Each Director shall serve until the next meeting of shareholders for the election of Directors and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. Each officer is elected annually by the Directors and serves until his/her successor is duly chosen and qualified, or until his/her death, resignation or removal.

[2]

Mr. Francis is considered to be an “interested person” of the Funds by reason of his positions with Susquehanna Bancshares Inc., the parent company of Stratton Management Company, the Funds’ investment advisor. Mr. Stratton is an “interested person” of the Funds by reason of his positions with the advisor. Mr. Beers is related to Mr. Stratton by marriage.

[3]	Mr. Stratton served as President of The Stratton Funds, Inc. until May 1, 2003.
[4]	Mr. Van Horn served as Vice President of The Stratton Funds, Inc. from August 1, 2000 until May 1, 2003 when he was elected President of The Stratton Funds, Inc.

ADDITIONAL INFORMATION (continued)

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you may incur two types of costs: (1) redemption fees if you redeem or exchange within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Month Period Ending 12/31/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Multi-Cap Fund

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Six Month Period Ending 12/31/09*

Actual	$1,000.00	$1,179.10	$6.21
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75

*	Expenses are equal to the Fund’s annualized expense ratio of 1.13% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ADDITIONAL INFORMATION (continued)

(unaudited)

Real Estate Fund

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Six Month Period Ending 12/31/09*

Actual	$1,000.00	$1,439.20	$6.58
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

*	Expenses are equal to the Fund’s annualized expense ratio of 1.07% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small-Cap Value Fund

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Six Month Period Ending 12/31/09*

Actual	$1,000.00	$1,234.20	$7.10
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.41

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information, (including past performance figures or any additional information on the Funds), and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726. Please visit our website at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. Ticker symbols for Multi-Cap Fund, Real Estate Fund and Small-Cap Value Fund are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of each Fund is $2,000 for shares purchased in non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent purchases of Fund shares in retirement accounts.

Redemption Fees

The Funds may assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds, in their discrection, are authorized to waive the redemption fee as set forth in the Funds’ Prospectus.

Dividends and Distributions

The Real Estate Fund has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Real Estate Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Real Estate Fund’s distributions to shareholders may be reclassified as a return of capital at the end of the fiscal year. Therefore, Forms 1099-DIV for the Real Estate Fund may not be available until March. The Multi-Cap Fund may declare and pay dividends, if any, from net investment income semi-annually. The Real Estate Fund may declare and pay dividends, if any, on a semi-annual basis, however it may declare and pay dividends more frequently. The Small-Cap Value Fund may declare and pay dividends, if any, from net investment income annually. Each Fund makes distributions of capital gains, if any, at least annually. Unless a shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of the appropriate Fund.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may participate in the plan.

SHAREHOLDER INFORMATION (continued)

Systematic Cash Withdrawal Plan

Shares of a Fund may be automatically redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires a minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726, or by visiting the Funds’ website at www.strattonfunds.com.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-634-5726, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts (including additional purchase or redemption requests) and other Fund services should call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Overnight Courier

Stratton Mutual Funds	Stratton Mutual Funds
c/o PNC Global Investment Servicing (U.S.) Inc.	c/o PNC Global Investment Servicing (U.S.) Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence, including transaction requests, to the Advisor. Doing so may delay the processing of your account related request.

DIVIDEND NOTICES

December 31, 2009

Note the following information is required by section 854(b)(2) of the Internal Revenue Code.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Percentage of Ordinary Dividend Income Qualifying for the 70% Corporate Dividend and the maximum 15% Tax Rate on Qualified Dividends for Non-Corporate Taxpayers Received Deduction

Stratton Multi-Cap Fund, Inc.	100.00%
Stratton Real Estate Fund, Inc.	1.48%
Stratton Small-Cap Value Fund	0.00%

Percentage of Ordinary Distributions paid (net investment income plus short-term capital gain) representing the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004

Stratton Multi-Cap Fund, Inc.	0.00%
Stratton Real Estate Fund, Inc.	0.00%
Stratton Small-Cap Value Fund	0.00%

Percentage of Ordinary Distributions
paid (net investment income
plus short-term capital gain)
representing the amount of
Qualifying Short-Term Capital Gain
as created by The American
Jobs Creation Act of 2004

Stratton Multi-Cap Fund, Inc.	0.00%
Stratton Real Estate Fund, Inc.	0.00%
Stratton Small-Cap Value Fund	0.00%

DIRECTORS

Bernard A. Francis, Jr.	James W. Stratton	Joel H. Wilson

John J. Lombard, Jr.	Frank Thomas	Harold L. Zuber, Jr.

Lois Rothenberger	H. Drake Williams, Jr.

OFFICERS

James W. Stratton	Gerald M. Van Horn, CFA	Brigid E. Hummel
Chairman	President	Assistant Secretary &
Stratton Mutual Funds	Stratton Small-Cap Value Fund	Assistant Treasurer

John A. Affleck, CFA	Joanne E. Kuzma	Michelle A. Whalen
President	Chief Compliance Officer	Assistant Secretary &
Stratton Multi-Cap Fund		Assistant Treasurer

James A. Beers	Patricia L. Sloan
President	Secretary & Treasurer
Stratton Real Estate Fund
(formerly Stratton Monthly
Dividend REIT Shares)

INVESTMENT ADVISOR

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

TRANSFER AGENT &

DIVIDEND PAYING AGENT

PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406-1212

1-800-472-4266

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103-2108

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite attributes to qualify as an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,500 in 2008 and $34,125 in 2009.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,000 in 2008 and $1,000 in 2009. This represents the review of the semi-annual financial statements.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,700 in 2008 and $2,700 in 2009. These services relate to the preparation of federal and state income tax returns, and excise tax return, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2008 and $0 in 2009.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    100%

(c)    100%

(d)    Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2008 and $0 in 2009.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Stratton Real Estate Fund, Inc. (formerly, Stratton Monthly Dividend REIT Shares, Inc.)

By (Signature and Title)*	/S/ JAMES W. STRATTON
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date 2/17/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ JAMES W. STRATTON
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date 2/17/10

By (Signature and Title)*	/S/ JAMES A. BEERS
James A. Beers, Chief Financial Officer
(principal financial officer)

Date 2/17/10

*	Print the name and title of each signing officer under his or her signature.